Summary Prospectus Supplement

June 14, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 14, 2024 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2024

Emerging Markets Leaders Portfolio (the "Fund")

Effective on June 18, 2024, the maximum expense ratio of each share Class of the Fund will be decreased. Accordingly, effective on June 18, 2024, the Fund's Summary Prospectus is hereby amended as follows:

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class R6
Advisory Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	0.38%	0.40%	0.41%	0.33%
Total Annual Fund Operating Expenses[3]	1.13%	1.40%	2.16%	1.08%
Fee Waiver and/or Expense Reimbursement[3]	0.14%	0.05%	0.06%	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.99%	1.35%	2.10%	0.95%

The Example tables under the section of the Summary Prospectus entitled "Fees and Expenses—Example" are hereby deleted in their entirety and replaced with the following:

If You SOLD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$345	$609	$1,362
Class A	$655	$940	$1,246	$2,112
Class C	$313	$670	$1,154	$2,295
Class R6	$97	$331	$583	$1,305

If You HELD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$345	$609	$1,362
Class A	$655	$940	$1,246	$2,112
Class C	$213	$670	$1,154	$2,295
Class R6	$97	$331	$583	$1,305

The third footnote following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

3  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.99% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class R6. The fee waivers and/or expense reimbursements will continue until at least June 18, 2025 or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the decrease in the expense limitation arrangement effective on June 18, 2024.

Please retain this supplement for future reference.

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